Exhibit 99.1

AddusSM HomeCare

Coordinated Personal Home Care

A pre-acute solution to the post-acute problemSM

Sidoti – Emerging Growth Investor Forum

March 17, 2014

AddusSM HomeCare

Serving Families at Home Since 1979

Nancy

Since 2009

Lizabeth

Since 2006

Thomas

Since 2010

Eva

Since 1993

Cathy

Since 1999

Bianca

Since 2001

Duwan

Since 2008

Pam

Since 2002

Pedro

Since 2009

Demetrius

Since 2010

Forward-Looking Statements

The following information contains, or may be deemed to contain, forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The future results of Addus may vary from the results expressed in, or implied by, the following forward-looking statements, possibly to a material degree, and historical results may not be an indication of future performance. For a discussion of some of the important factors that could cause Addus’ results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to Addus’ most recent Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, each of which is available at www.SEC.gov, particularly the Sections entitled “Risk Factors”. Addus undertakes no obligation to update or revise any forward-looking statements, except as may be required by law.

AddusSM HomeCare

Mission

It is the primary mission of Addus HealthCare to improve the health and well being of our consumers through the provision of quality, cost-effective home and community based services.

We will accomplish our goals by fostering an environment in which our employees enthusiastically support and advance our mission.

Reward for accomplishing our mission includes pride in our organization, contribution to the community and a reasonable profit.

AddusSM HealthCare

Serving Families at Home Since 1979

Helen Since 1998

Louis Since 2007

Juana Since 2002

Ana Since 2003

Cristie Since 2008

Zondra Since 2004

Maria Since 2001

Alice Since 2009

Frank Since 2006

Investment Highlights

Large & Growing Market

Broad Range of Services and Payors

Differentiated, Coordinated Care Model

Positioned to Excel under Healthcare Reform

Significant Operational Scale Across National Footprint

History of Growth through Acquisition

Multiple Organic Growth Opportunities

Experienced Management Team

AddusSM HomeCare

About Addus

Who is Addus?

Comprehensive provider of home and community based services, which are primarily social in nature, focused primarily on the Dual Eligible population:

– Personal Care

– Private Duty

– Adult Day Service

Key Facts:

Founded in 1979

16,000+ employees

28,000+ consumers (many dual eligible)

2013 Revenues of $265.9 million

Diversified payor base (200+ payors)

Legend

= Home & Community

= Adult Day Care

= National Support Center

115 Locations Across 23 States

AddusSM HomeCare

Who We Serve

Focusing on the Dual Eligible Population

Percent of Total Health Care Spending

Concentration of Health Care Spending in the U.S. Population, 2007

100.0% 97.0%

90.0% 81.2%

80.0% 74.6%

Addus HealthCare

Serving Families at Home Since 1979

70.0% 65.2%

60.0% 49.5%

50.0%

40.0%

30.0% 22.9%

20.0%

10.0% 3.0%

0.0%

Top 1% Top 5% Top 10% Top 15% Top 20% Top 50% Bottom 50%

(≥$44,482) (≥$15,806) (≥$8,716) (≥$5,798) (≥$4,064) (≥$786) (<$786)

Percentof Population, Ranked by Health Care Spending

Addus focuses on the top 5% who utilize 50% of resources and expenditures!

Source: Kaiser Family Foundation calculations using data from U.S. Department of Health and Human Services, Agency for Healthcare Research and Quality, Medical Expenditure Panel Survey (MEPS), 2007

AddusSM HomeCare

Video of Addus Services

To view a video about Addus service visit:

https://www.youtube.com/watch?v=EAaPHI6t-6Y

AddusSM HomeCare

Addus Dual AdvantageTM

The New Paradigm

Long-term care risk makes it essential that health plan dual eligible members live safely and healthfully at home as long as possible…

AddusSM HomeCare

Where are we in the Continuum of Care?

Family and

Community ¢

Healthy

Living - Eat

an Apple ¢

Telephone

Reassurance ¢

Transportation ¢¢

Personal

Emergency

Response

(PERS) ¢¢

Meals at

Home ¢¢

Friendly

Visiting

¢¢

Adult Day ¢¢

Companion $

Case

Management $

Tele Health $

Personal Care $

Home Health $

Home

Physicians

$$

Hospice $$

Behavioral

Health $$

Ambulance/ER $$$$

Specialty Diagnostics $$$

Hospital

Intensive Care

$$$$

Hospital $$$$

Rehab Facility

$$$$

Nursing Home

$$$$$

Psychiatric

Inpatient $$$$$

Sub-Acute

Facilities $$$$$

Pre-Acute Acute

AddusSM HomeCare

Long-Term Care Expenditures

Growth in Medicaid Long Term Care Expenditures

$80.0 $70.0 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0

1990 1995 2000 2002 2004 2006 2008 2009

Insitutional Care Expenditures(Billions)

Home & Community Based Services Expenditures (Billions).

SOURCE: KCMU and Urban Institute analysis of HCFA/CMS-64 data. June 2011

Medicaid Spending Per Beneficiary

$30,000

$24,500

$25,000

$20,000

$15,000

$9,200

$10,000

$5,000

$0

Nursing Home

Home Care

Source: Kassner, Reinhard, Fox-Grage, Houser, Accius,

Coleman and Milne. AARP Public Policy Institute: “A

Balancing Act: State Long-Term Care Reform,” July 2008

THE LANDSCAPE IS SHIFTING

States are shifting responsibility for care to health plans and managed care Focus on managing and coordinating care for the costly dual eligible population

AddusSM HomeCare

What is a Dual Eligible?

The integration of benefit programs and funding of acute and long-term care.

Medicare Benefit Payments By Type of Service, 2012

Medicare Advantage 23%

Outpatient Prescription Drugs 10%

Hospital Services 26%

5% Skilled Nursing Facility

Physician Payments 13%

6% Hospital Outpatient Services

4% Home Wealth

Other Services 13%

Total Benefit Payments =$536 Billion

Part A

Part B

Part A and B

Part C

Part D

Medical Expenditures for Dual Eligible Beneficiaries, FY 2009

Long-Term Care

$90.5 Billion

67.2%

Medicare Premiums and Cost-Sharing $12.0 Billion 8.9%

Home and Community Based Care $33.4 Billion 24.8%

Medicare Covered Services $23.5 Billion 17.5%

Institutional Care $57.1 Billion 42.4%

Other Acute $7.1 Billion 5.3%

Prescribed Drugs $1.5 Billion 1%

Total Spending = $134.7 Billion

Dually eligible beneficiaries compromise 20% of the Medicare

Population and 15% of the Medical population, 2008

Medicare 37 million

Dual Eligibles 9 million

Medicaid 51 million

Total Medicare beneficiaries, 2008:

46 million

Total Medicaid beneficiaries, 2008:

60 million

SOURCE: Kaiser Family Foundation analysis of the Medicare Current Beneficiary Survey 2008 and Kaiser Commission on Medicaid and the Uninsured and Urban Institute estimates data from FY 2008 MSIS and CMS Form-64.

Sources: Kaiser Commission on Medicaid and the Uninsured, April 2011

Combined Medicare and Medicaid spending is estimated at $300 B for the dual population.

AddusSM HomeCare

States Pursuing a Dual Program

THE LANDSCAPE IS SHIFTING

States are shifting responsibility for care to health plans and managed care Focus on managing and coordinating care for the costly dual eligible population

MCO Plans/Programs already implemented

2013 Implementation Plans

2014 Implementation Plans

No Implementation Plans

Addus location(s)

Source: Kaiser Commission on Medicaid and the Uninsured, May 2012

AddusSM Home Care

Health Plan’s Worst Nightmare

The Choice is Obvious!

Emergency Room

$1,700/visit

Total Episodic Cost & one-year of Nursing Home $75,620

Ambulance $1,000/ride

Acute Care Hospital $12,320/stay

Vs.

Home Personal Care

$9,200/year

Nursing Home

$42,000/year

Rehab Facility

$18,600/stay

Sources: Consumer Health Ratings.com

CMS.gov

AddusSM Home Care

Addus Dual AdvantageTM

The Addus Homecare Aid - A Powerful Resource

No one knows more about the member…

No one is in a better position to positively effect health outcomes…

…Than the Addus Home Care Aide

AddusSM Home Care

Integrated Clinical Strategy Begins in the Home

AddusSM Home Care

A System Connecting the Aid to the Health Plan

Service Excellence

Connect Aide to Health System

Touch Member based on Acuity

Bring Aide into Addus Culture

Empower Aide through Self-Service

People Process Technology

Centralize Transactions by Areas of Excellence

Drive Health Outcomes

Continuous Training

Increase Employee Interaction

Eliminate Paper

Use Technology to Touch Members

Operating Platform

Application Software

Central Data Repository

Interoperability

Mobile Tools

IPads &Smart Phones

Smart Messaging

Picture & Videos

MCO AddusSM HomeCare 16

Addus Dual AdvantageTM

A Model for Extending the Reach of Health Plan Case Managers

Clients

Employees

Addus HealthCare

Illinois Clients & Employees

Serving the dual eligible population at home:

Complicated

Logistics intense

Highly transactional

Requires disciplined processes

Provides tremendous opportunity for case management extension!

AddusSM HomeCare

Addus Dual AdvantageTM

Strong Union Relationships Drive Addus Success

Addus Named to American Rights at Work, a leading labor policy and advocacy organization, inaugural “Labor Day List: Partnerships that Work”

The LABOR DAY LIST:

Partnerships that Work

SEUI.ORG

SERVICE EMPLOYEES INTERNATIONAL UNION, CTW, CLC

Organized since 1985

More than 11,000 Addus Home Care Aides are members of SEIU Nationally

National Collective Bargaining & Neutrality Agreement

13 Local Collective Bargaining Economic Agreements

Serve as Taft –Hartley Trustee for Health Care in Illinois & Washington

Serve as Trustee on Training Trust in Illinois & Washington

AddusSM HomeCare

Home Care Programs Improve Outcomes

Nursing home admissions fell, in spite of rising populations; substantial savings

HCBS Strategies Study

Illinois Residents Age 75+

Total Population vs. Nursing Home Residents

1,000,000 80,000 800,000 78,000 76,000 600,000 74,000 400,000 72,000 200,000

70,000 0 68,000 1980 2008

Illinois 75+ Population

Medicaid 75+ Nursing Home Population

Source: CCP Cost Effectiveness: Comparison of CCP growth with Nursing Facility Prevalence Reductions HCBS Strategies Inc. February 10, 2010

Scripps Gerontology Center Study

Ohio Residents Age 60+

Total Population vs. Nursing Home Residents

2,300,000 50,000 2,200,000

48,000 2,100,000 46,000

44,000 2,000,000

42,000 1,900,000

40,000 1,800,000

38,000 1,700,000

36,000

1997 2009

Ohio 60+ Population

Medicaid 60+ Nursing Home Population

Source: Coming of Age: Tracking the Progress and Challenges of Delivering Long-Term Services and Supports in Ohio Scripps Gerontology Center, Miami University of Ohio, June 2011

The home is the lowest cost setting in which to provide care, and is preferred by consumers and families

AddusSM HomeCare

Census - Revenue - EBITDA Trends

Census from Continuing Operations

30,000 28,000 26,000 24,000 22,000 20,000 18,000 12/31/11 12/31/12 12/31/13

CAGR: 3.8%

CAGR: 5.0%

Revenue from Continuing Operations ($ in millions) $310.0 $290.0 $270.0 $250.0 $230.0 $210.0 $190.0 $170.0 $150.0 12/31/11 12/31/12 12/31/13

We define Adjusted EBITDA as earnings before discontinued operations, preferred stock dividends, reevaluation of contingent consideration, interest expense, taxes, depreciation, amortization, and stock-based compensation expense. Adjusted EBITDA is a performance measure used by management that is not calculated in accordance with generally accepted accounting principles in the United States (GAAP). It should not be considered in isolation or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP.

EBITDA

($ in thousands)

$24,000 $22,000 $20,000 $18,000 $16,000 $14,000 $12,000 $10,000 $8,000 $6,000 12/31/11 12/31/12 12/31/13

CAGR: 4.4%

AddusSM HomeCare

Condensed Consolidated Statements of Income

Continuing Operations

($ in millions)

Year Ended

12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013

Net Service Revenues

$219.9 $230.1 $230.1 $244.3 $265.9

Cost of Service Revenues

(162.7) (170.4) (168.6) (180.2) (198.2)

General Administrative

(45.1) (47.0) (45.4) (45.9) (50.1)

Operating Margin

$12.1 $12.7 $16.1 $18.2 $17.6

Gross Margin Percentage

26.0% 25.9% 26.7% 26.2% 25.5%

Operating Margin Percentage

5.5% 5.5% 7.0% 7.4% 6.6%

Note: Operating Margin is defined as Net Service Revenues less Cost of Service Revenues and General Administrative expenses and does not include depreciation and amortization. Operating Margin is a performance measure used by management that is not calculated under generally accepted accounting principles in the United States (GAAP). It should not be considered in isolation or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP. Nine month data for periods ended 9/30/2013 and 9/30/2012 amounts are unaudited.

AddusSM HomeCare

Select Balance Sheet Information

($ in millions)

Key Balances

12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013

Cash

$0.5 $0.8 $2.0 $1.7 $15.6

Accounts receivable, net

70.5 71.0 72.4 71.3 61.4

Total Assets

161.3 166.9 154.7 149.9 163.9

Debt, including current maturities

49.2 45.2 31.5 16.5 -

Stockholders’ equity

$80.6 $88.1 $86.4 $94.4 $113.9

Debt to capital ratio

37.9% 33.9% 26.7% 14.8% 0.0%

AddusSM HomeCare

Strategies for Future Growth

Organic Growth

Managed Care

Acquisitions

AddusSM HomeCare

# EBITDA Reconciliation

**Continuing Operations**

| ($ in millions) | Year Ended | | | | |
|---|---|---|---|---|---|
| | 12/31/2009 | 12/31/2010 | 12/31/2011 | 12/31/2012 | 12/31/2013 |
| Net Income | $ (1.8) | $ 6.0 | $ (2.0) | $ 7.6 | $ 19.1 |
| Less: (Earnings) loss from discontinued ops | (2.4) | (1.7) | 10.4 | 1.7 | (8.0) |
| Net Income from continuing operations | (4.2) | 4.3 | 8.4 | 9.3 | 11.2 |
| Preferred stock dividends | 5.4 | - | - | - | - |
| Revaluation of contingent consideration | - | - | (0.5) | - | - |
| Interest Income | | (0.2) | (2.3) | (0.2) | (0.2) |
| Interest Expense | 6.8 | 3.2 | 2.5 | 1.7 | 0.7 |
| Income Tax Expense from Continuing Operations | (0.1) | 1.9 | 4.3 | 4.8 | 3.8 |
| Depreciation and amortization | 4.1 | 3.4 | 3.2 | 2.5 | 2.2 |
| Stock based compensation expense | 0.3 | 0.3 | 0.3 | 0.3 | 0.5 |
| **Adjusted EBITDA (1)** | **$ 12.3** | **$ 12.9** | **$ 15.9** | **$ 18.4** | **$ 18.1** |

(1) We define Adjusted EBITDA as earnings before discontinued operations, preferred stock dividends, revaluation of contingent consideration, interest expense, taxes, depreciation, amortization, severance costs related to former chairman and stock-based compensation expense. Adjusted EBITDA is a performance measure used by management that is not calculated in accordance with generally accepted accounting principles in the United States (GAAP). It should not be considered in isolation or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP.

24

Addus HomeCare